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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: August 21, 2008
(Date of earliest event reported)

KODIAK OIL & GAS CORP.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32920

Yukon Territory (State or other jurisdiction of incorporation)	N/A (IRS Employer Identification No.)

1625 Broadway, Suite 250
Denver, Colorado 80202
(Address of principal executive offices, including zip code)

(303) 592-8075
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item    8.01 Other Events.

        On August 21, 2008, Kodiak Oil & Gas Corp. (the "Company") issued a press release announcing the underwriter's exercise of their over-allotment option to purchase an additional 820,000 shares of the Company's common stock. The underwriter's option was granted in connection with the previously announced public offering of 6,000,000 shares of the Company's common stock. Including the proceeds from the public offering of 6,000,000 shares of the Company's common stock and the exercise of the over-allotment option, the net proceeds of the offering were approximately $17,582,000. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item    9.01 Financial Statements and Exhibits.

  (d)
  Exhibits

Exhibit No.	Description
99.1	Press release of Kodiak Oil & Gas Corp. dated August 21, 2008.

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 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK OIL & GAS CORP.
By:	/s/ KEITH DOSS Keith Doss Secretary, Treasurer and Chief Financial Officer

Date: August 22, 2008

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 EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Kodiak Oil & Gas Corp. dated August 21, 2008.

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  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX